EX-10.1


                            STOCK PURCHASE AGREEMENT
                       SALE OF MILITARY RESALE GROUP, INC.

                                    SELLERS:

                 The Shareholders of Military Resale Group, Inc.
                                  Named Herein

                                   PURCHASER:

                           Bactrol Technologies, Inc.










                          DATED as of October 10, 2001


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                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (the "Agreement"), executed and dated on October 10, 2001, by and between THE SHAREHOLDERS OF MILITARY RESALE GROUP, INC., a Maryland corporation ("MRG"), WHO EXECUTE A SELLER SIGNATURE PAGE TO THIS AGREEMENT IN THE FORM OF EXHIBIT A ATTACHED HERETO (individually, a "Seller" and collectively, the "Sellers"), BACTROL TECHNOLOGIES, INC., a New York corporation or assigns ("Purchaser"), and GUY GALLUCIO, an individual and officer of Purchaser ("Gallucio"), for the purposes of Articles V and VI only, and MRG, for the purposes of Articles III and IV only.

                              W I T N E S S E T H :

         WHEREAS, the Sellers own One Hundred Percent (100%) of the total number of shares of common stock of MRG issued and outstanding (the "MRG Stock"); and

         WHEREAS, Purchaser is a non-operating public corporation shell, without substantial current assets; and

         WHEREAS, the Sellers wish to sell the MRG Stock to Purchaser, and Purchaser wishes to purchase such MRG Stock from the Sellers, upon the terms and conditions herein set forth, and the parties deem it advisable that this sale and purchase should occur; and

         NOW, THEREFORE, in consideration of the premises, mutual covenants, terms, conditions, representations and warranties set forth herein, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                TRANSFER OF STOCK

         SECTION 1.1 TRANSFER OF STOCK. On the terms and subject to the conditions contained in this Agreement, including Purchaser's agreement to pay the Purchase Price for the MRG Stock, at the closing under this Agreement ("Closing"), the Sellers shall sell, convey, assign, transfer, contribute and deliver to Purchaser, and Purchaser shall purchase, receive, accept and acquire from the Sellers, the MRG Stock.

         SECTION 1.2 PURCHASE PRICE. As consideration for the purchase of the MRG Stock, Purchaser shall issue to the Sellers one share of common stock, $0.0001 par value, of Purchaser ("Purchaser Stock") for each share of MRG Stock delivered to Purchaser in accordance with Section 1.3 hereof (the "Purchase Price").

         SECTION  1.3  PAYMENT OF PURCHASE  PRICE.  At the  Closing  (defined in
Section 2.1 below), the Sellers shall deliver each share of the MRG Stock (properly endorsed) to the Settlement Attorney


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(as defined in Section 2.1 below), and in exchange therefor the Purchaser shall issue to the Sellers one share of Purchaser Stock for each share of the MRG Stock delivered to Settlement Attorney.

                                   ARTICLE II
                                    CLOSING

         SECTION 2.1 CLOSING DATE. The Closing shall be held at the offices of Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, 10th Floor, New York, NY 10022 ("Settlement Attorney"), at 10:00 a.m. local time, on October 24, 2001 (the "Closing Date"), or such later date which is not later than 2 business days after the Purchaser obtains shareholder approval to file the Restated Certificate of Incorporation of Purchaser in the form proposed by Purchaser's board of directors.

         SECTION 2.2      DELIVERIES BY PURCHASER.

                 2.2.1 TRANSFER PRICE. At Closing, Purchaser shall deliver to Settlement Attorney stock certificates for Purchaser Stock properly endorsed for transfer and assignment to the Sellers, in accordance with Section 1.3. above.

         SECTION 2.3      DELIVERIES BY THE SELLERS.

                  2.3.1 STOCK CERTIFICATES; POSSESSION AND CONTROL OF PURCHASER. At Closing, the Sellers shall deliver to Purchaser stock certificates for the MRG Stock properly endorsed for transfer and assignment to Purchaser, and simultaneously with such delivery, Sellers shall take such steps as are necessary to put Purchaser in actual possession and operating control of MRG, including but not limited to providing Purchaser with all original books and records of MRG.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF MRG

         To induce Purchaser to acquire the MRG Stock and to tender the Purchase Price and other consideration to the Sellers pursuant to this Agreement, MRG hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, as follows:

         SECTION 3.1 ORGANIZATION AND GOOD STANDING. MRG is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland. MRG has no subsidiary or affiliated companies. MRG has the power to carry on its business as and where conducted and is entitled to own, lease or operate its business assets. MRG does not own any property or assets or carry on any business in any jurisdiction such as to require it to qualify as a foreign corporation in such jurisdiction except those states, if any, in which MRG has so registered. MRG has delivered to Purchaser complete and correct copies of its Articles of Incorporation, as amended, and Bylaws, as amended, and in effect on the date of this Agreement. As of the Closing Date the entire issued and outstanding capital stock of MRG shall consist of the shares of common stock referred to in Schedule 3.1 held by the Sellers, and MRG shall not, as of such date, have any

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outstanding stock options, warrants, or other obligations to issue its capital stock, except as listed on Schedule 3.1.

         SECTION 3.2 AUTHORIZATION OF AGREEMENT. This Agreement and all other agreements and instruments to be executed by MRG in connection herewith have been authorized by all requisite corporate action on the part of MRG, have been duly executed and delivered by MRG and constitute the legal, valid and binding obligation of MRG enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally or by equitable principles.

         SECTION 3.3 OWNERSHIP OF SHARES. The capitalization of MRG is set forth on Schedule 3.1. The shareholders listed on Schedule 3.1 are the lawful owners of all issued and outstanding shares of capital stock of MRG in the denominations therein set forth. Each issued share is validly issued, fully paid, nonassessable and each outstanding share is entitled to one vote. No shares were issued in violation of pre-emptive rights. Such shares are owned free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, spouses' rights, encumbrances and claims of any kind or nature whatsoever, except as set forth on Schedule 3.1. As of the Closing Date, MRG shall not have any outstanding stock options, warrants, or other obligations to issue its capital stock, except as listed Schedule 3.1.

         SECTION 3.4 FINANCIAL STATEMENTS. MRG has delivered to Purchaser the following audited financial statements for the years ending December 31, 1999 and December 31, 2000:

                           (a)  Balance Sheet
                           (b)  Statement of Operations
                           (c)  Statement of Shareholders' Equity

All such financial reports are true and complete as of their respective dates, and have been prepared in accordance with generally accepted accounting principles and practices consistently applied, except as otherwise indicated in the footnotes thereto. Such reports sets forth fairly and accurately as of its date MRG's financial condition, results in operations and assets and liabilities for the period then ended. Except as set forth on Schedule 3.4, on the date hereof and as of the Closing Date, there is and will have been no material adverse change in the condition of MRG since December 31, 2000.

         SECTION 3.5 LITIGATION. Except as listed on Schedule 3.5, there is no claim, action, investigation, suit or proceeding of any nature pending before any court or governmental agency, authority or body and, to the best of the knowledge of MRG, there is no such claim, action, investigation, suit or proceeding threatened or contemplated by any third party which, if it were to result in a decision adverse to MRG, would materially and adversely affect the business operations, properties, assets or conditions of MRG. Neither MRG nor its business and assets are subject to or directly affected by any order, judgment, decree or ruling of any court or governmental agency, except any of the foregoing as they may be of general application to businesses similar to that conducted by MRG.

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         SECTION 3.6 NO CONFLICT WITH OTHER INSTRUMENTS. As of the Closing Date,
the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust, or other material agreement or instrument to which MRG is a party.

         SECTION 3.7 INSURANCE. MRG maintains in full force and effect valid policies of fire and extended coverage casualty insurance with respect to its assets, as well as valid policies of public liability and unemployment compensation with respect to its business.

         SECTION 3.8 LICENSES AND PERMITS; GOVERNMENTAL AUTHORIZATIONS.  MRG has
all   licenses,   franchises,   permits,   approvals   and  other   governmental
authorizations necessary for the conduct of its business operations.

         SECTION 3.9 SUBSIDIARIES; INTERESTS IN OTHER COMPANIES. MRG does not own, directly or indirectly, voting stock or other interests in any corporation, partnership, joint venture, business trust or other business entity.

         SECTION 3.10 ABSENCE OF UNDISCLOSED LIABILITIES. To the best of MRG's knowledge, except as set forth on Schedule 3.10 or otherwise disclosed herein or in the Schedules hereto (including under the contracts listed on Schedule 1.1 hereof), (a) MRG has no liabilities of any nature, whether accrued, absolute, contingent or otherwise arising out of transactions entered into, or any state of facts existing prior hereto, (b) neither MRG nor the Sellers know of any basis for the assertion against MRG, as of Closing hereunder, of any liability of any nature or in any amount not herein disclosed in writing to Purchaser and
(c) the books and records of MRG provided by MRG to Purchaser are true, correct and accurate records of the operations of MRG, it being understood by the parties hereto that any conclusions drawn from same shall be Purchaser's sole responsibility and that neither MRG nor the Sellers shall have no liability with regard to such conclusions.

          SECTION 3.11 TAXES/GOOD STANDING. MRG has filed or will file all federal, state, local, foreign and other tax returns and reports required to be filed by it prior to the date of Closing hereof, and, to the best of Sellers' knowledge, such returns are true and correct. MRG has paid all taxes shown to be due and payable on such returns and reports and any additional assessments relating thereto, which have been made prior to the date hereof. MRG has no federal, state, local or foreign income tax or other liabilities outstanding for any year with respect to which a tax return was due (taking into account all extensions of time to file said returns) prior to the date of Closing hereof, and has no reason to anticipate any material adjustment in its taxable income for any year.

          SECTION 3.12 COMPLIANCE WITH LAW, ETC. MRG is in material compliance with its Articles of Incorporation and By-Laws and, is not in breach of any material provision of any contract or agreement with any third party. MRG, to best of its knowledge, has complied in all material respects, and is in compliance in all material respects with all statutes, laws, ordinances, regulations and other requirements applicable to it. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach

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or violation of or constitute a default under MRG's Articles of Incorporation or
By-Laws, or, to the best of MRG's knowledge, any agreement or, instrument to which it is a party or by which it is bound, or to the best of MRG's and Seller's knowledge, violate or conflict with, any statute, law, ordinance, regulation or other requirement applicable to MRG.

         SECTION 3.13 PENSION PLANS, EMPLOYEES, ETC. There are no pension, profit sharing, bonus, deferred compensation, retirement, stock option or stock purchase plans covering any of MRG's employees, and there are no current employees of MRG which Purchaser shall be required to employ or otherwise be responsible for in any way.

         SECTION 3.14 INFORMATION. To the best knowledge, information and belief of MRG, the representations, warranties and statements contained in this Agreement or attached hereto as a Schedule with respect to MRG and the transactions contemplated herein contain no untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein not misleading. MRG does not know of any fact not known to the general public that will result in a material change in the business, operations, properties or assets of MRG, that has not been set forth in this Agreement or in the written information provided by MRG or the Sellers to Purchaser in connection with this Agreement.

                                  ARTICLE IIIA
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         The Sellers, severally but not jointly, hereby represent and warrant to Purchaser, as of the date hereof and as of the Closing Date, as follows:

         SECTION 3.1A TITLE TO MRG STOCK. The MRG Stock is owned of record and beneficially by such Seller, and Seller holds good, valid and marketable title to its MRG Stocks. Such Seller possesses full authority and legal right to sell, transfer and assign the entire legal and beneficial ownership of its MRG Stock, free and clear of all liens, encumbrances, pledges, charges, claims, restrictions, or other interests of any nature of any person or entity.

         SECTION 3.2A INVESTOR REPRESENTATIONS. Seller is acquiring the Purchaser Stock for investment in his own account and not with the view to the distribution or resale thereof. Seller has carefully and independently evaluated the merits of the transactions contemplated by this Agreement and is entering into this Agreement based upon such Seller's own independent assessment of the merits of the transactions contemplated by this Agreement, with and upon advice of independent counsel.

         SECTION 3.3A AUTHORIZATION OF AGREEMENT. Seller has all requisite power, authority and capacity to enter into this Agreement and to perform his or her obligations hereunder. This Agreement constitutes a valid and legally binding obligation of such Seller enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally or by equitable principles.

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                                   ARTICLE IV
                   ADDITIONAL COVENANTS AND AGREEMENTS OF MRG

         MRG hereby covenants and agrees to the following, the fulfillment of each of which shall constitute, at and as of the Closing Date, a condition precedent to the obligations of Purchaser hereunder:

        SECTION 4.1 EXISTENCE, RIGHTS AND FRANCHISES. From and after the date of this Agreement and until the Closing Date, MRG shall comply with all applicable laws and regulations, take all necessary actions to keep in full force and effect its existence, rights and franchises, and shall not amend its articles of incorporation or bylaws except as may be necessary to carry out the provisions of this Agreement.

         SECTION 4.2 CONDUCT OF BUSINESS BEFORE THE CLOSING. From and after the date of this Agreement and until the Closing Date:

                  (a) DILIGENT CONDUCT. Except as consented to by Purchaser, MRG shall conduct its business diligently in the ordinary course. MRG shall use its best efforts to preserve its business organization intact, to keep available to Purchaser the services of MRG's present officers and to preserve for the benefit of Purchaser the goodwill of MRG's suppliers, customers and others having business relations with MRG.

                  (b) PROPERTIES AND ASSETS. MRG shall not, without the prior written consent of Purchaser, sell or transfer any of its assets, other than in the ordinary course of business or subject any of its assets to any mortgage, pledge, lien, charge or encumbrance of any kind.

                  (c) CONTRACTS; LIABILITIES. MRG shall not, without the prior written consent of Purchaser: (i) amend, alter or terminate any contract to which it is a part except in the ordinary course of business, (ii) enter into or become a party to any plan, contract or agreement except in the ordinary course of business; (iii) borrow or agree to borrow any funds, or otherwise become subject to, by way of guarantee or otherwise, any obligations or liability except in the ordinary course of business and consistent with past practice; or
(iv) pay or discharge any claim, liability or obligation, except in the ordinary course of business and consistent with past practice.

                  (d) INSURANCE. MRG shall continue in force its existing insurance policies as set forth on Schedule 4.2(d), subject only to variations in coverage amounts required by the ordinary operation of its business.

                  (e) DISTRIBUTIONS. Except as set forth on Schedule 4.2(e) hereto, MRG shall not make any distributions with respect to or in redemption or partial redemption of any of its shares of capital stock, or any payment of any indebtedness to shareholders or any bonus or other increases

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in compensation to
employees, including without limitation employees who are shareholders, except compensation in the ordinary course of business.

         SECTION 4.3 ACCESS AND INFORMATION. MRG will afford to Purchaser and its counsel, accountants and other representatives reasonable access to the books, records and assets of MRG and shall furnish to Purchaser and its counsel, accountants and other representatives all information which Purchaser may reasonably request.

                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser and Gallucio, jointly and severally represent and warrant to the Sellers as follows:

         SECTION 5.1 ORGANIZATION AND GOOD STANDING; CAPITAL. Purchaser is a corporation duly organized and validly existing and in good standing under the laws of the State of New York. Purchaser has no subsidiary or affiliated companies. Purchaser has the power to carry on its business as and where conducted, and is entitled to own, lease or operate its business assets. Purchaser has delivered to MRG complete and correct copies of the articles of incorporation, as amended, and bylaws of Purchaser as in effect on the date of this Agreement. As of the Closing Date, the entire issued and outstanding capital stock of Purchaser shall consist of the shares of common stock referred to in Schedule 5.1 held by the shareholders of Purchaser, and Purchaser shall not, as of such date, have any outstanding stock options, warrants or other obligations to issue its capital stock except as listed on Schedule 5.1.

         SECTION 5.2 AUTHORIZATION OF AGREEMENT. This Agreement and all other agreements and instruments to be executed in connection herewith have been duly authorized by all requisite corporate and shareholder action on the part of Purchaser, have been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally or by equitable principles.

         SECTION 5.3 ISSUANCE OF PURCHASER STOCK. Purchaser has full power and authority to issue the Purchaser Stock to the Sellers under this Agreement. When issued, the Purchaser Stock will be fully paid, nonassessable, each share entitled to one (1) vote, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever.

         SECTION 5.4 SEC DOCUMENTS; ABSENCE OF CERTAIN CHANGES. Purchaser has made available to MRG a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Purchaser with the Securities Exchange Commission ("SEC") since January 10, 2001 (as such documents have since the time of their filing been amended, the

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"SEC Documents")  which are all the documents (other than preliminary  material)
that Purchaser was required to file with the SEC since such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial
statements  of  Purchaser   included  in  the  SEC  Documents  (the   "Financial
Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the note thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Purchaser as at the dates thereof and the consolidated results of the operations and cash flows for the periods then ended. Except as disclosed in the SEC Document filed prior to the date of this Agreement or on Schedule 5.4 attached hereto, the Purchaser has conducted its business only in the ordinary and usual course, and, as of the date of this Agreement and the Closing, there has not been any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character individually or in the aggregate having (or which, insofar as reasonably can be foreseen in the future, is reasonably likely to have) a material adverse effect on Purchaser.

         SECTION 5.5 LITIGATION. Except as set forth on Schedule 5.5, as of the Closing Date there are no claims, actions, investigations, suits or proceedings pending before any court or governmental agency, authority or body and, to the best of the knowledge of Purchaser, there are no such actions, suits or proceedings threatened or contemplated by any third party which would materially and adversely affect the business operations, properties, assets or conditions of Purchaser. Neither Purchaser nor its business and assets are subject to or directly affected by any order, judgment, decree or ruling of any court or governmental agency, except any of the foregoing as they may be of general application to businesses similar to that conducted by Purchaser.

         SECTION 5.6 NO CONFLICT WITH OTHER INSTRUMENTS. As of the Closing Date, the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party.

         SECTION 5.7 EMPLOYEE RELATIONS. Except as set forth in Schedule 5.7, Purchaser has no written employment agreements, collective bargaining agreements, retirement, welfare, pension, profit sharing, compensation, bonus, hospitalization, vacation or other employee benefit plan, practice, agreement or undertaking, and no oral employment contracts obligating Purchaser beyond the minimum requirements imposed on an employer under applicable state or federal law. Except as set forth on Schedule 5.7, Purchaser has not ceased operation at any facility or withdrawn from

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or terminated any pension plan or other employee benefit plan in a manner which could subject it to liability under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         SECTION 5.8 LIABILITIES AND CONTRACTUAL COMMITMENTS. Except as reflected on the financial statements listed in Section 5.4 or in any other schedule or exhibit to, or provisions of this Agreement, Purchaser has no undisclosed or contingent liabilities or contractual commitments, whether accrued, absolute, contingent or otherwise, to any third party or any shareholder, director or employee of Purchaser, other than those set forth on
Schedule 5.8.

         SECTION 5.9 TAX PAYMENTS. Purchaser has timely filed all federal, state and local tax returns required to be filed as of the date of this Agreement and shall timely file all of such returns as of the Closing Date, and has fully paid or shall pay all taxes, penalties and interest reflect on such returns or otherwise owing for the period covered thereby, except as set forth in Schedule
5.9. At the Closing Date there shall be no federal, state or local taxes due and payable with respect to the business and assets of Purchaser with respect to any tax reporting period ending on or before the Closing Date. Adequate accruals shall have been established on the books of Purchaser prior to the Closing Date for all federal, state and local taxes (including taxes, if any, incurred by Purchaser in connection with the transactions contemplated in this Plan and Agreement of Merger) accrued prior to the Closing Date but unpaid. No extension of time for the assessment of taxes by any taxing authority having jurisdiction over Purchaser is in effect, and Purchaser has no knowledge of any unassessed tax deficiency proposed or threatened against it.

         SECTION 5.10 INSURANCE; CLAIMS. Purchaser has maintained and now maintains in full force and effect valid policies of fire and extended coverage casualty insurance with respect to its assets, as well as valid policies of public liability and unemployment compensation insurance with respect to its business, in the amounts as is usually carried by companies engaged in similar businesses and owning or operating similar properties, all such policies being set forth on Schedule 5.10. All claims filed by Purchaser under any such policies, including without limitation workers' compensation, automobile, and general and product liability claims, are set forth on Schedule 5.10.

         SECTION 5.11 EQUIPMENT LEASES; TITLE TO PROPERTIES. Purchaser has and on the Closing Date will have leases for all personal property of which it is the lessee. All such personal property leases are listed on Schedule 5.11. Furthermore, Purchaser has and on the Closing Date will have to the best of its knowledge good and marketable title to all of the equipment, merchandise, inventory, materials, supplies, assets and other property of every kind, tangible or intangible, used in its business and/or contained in its offices, plants and other facilities or shown as assets in its records and books of account, free and clear of all material liens, encumbrances and charges except as set forth on Schedule 5.11.

         SECTION 5.12 REAL PROPERTY; LEASES AND CONTINGENT OBLIGATIONS. As of the Closing Date, Purchaser does not own (and, except as set forth on Schedule 5.12, never has owned) any land or buildings, and is not subject to any liens, claims or encumbrances with regard to any land or buildings. Purchaser has no leases under which it is entitled to occupy and use in its business. All real property leases and contracts to which Purchaser is a party or by which it is bound are set forth on Schedule 5.12.

         SECTION 5.13 LICENSES AND PERMITS; GOVERNMENT APPROVALS. To the extent required by the laws, rules and regulations of any applicable jurisdiction with which it is required to comply in connection with its business operations, Purchaser has or will have as of the Closing Date all governmental licenses, permits, approvals and permissions, necessary to conduct such business operations as they are now conducted or will be conducted under this Agreement. All such licenses, permits, approvals and permissions are listed on Schedule
5.13. Purchaser has no knowledge of any violations of law, governmental rules or regulations, applicable to the operation or Purchaser business, and has not received any notice that the licenses, permits and approvals under which it operates its business are insufficient to permit such business to continue after the Closing Date in the same manner and form as it operates on the Closing Date.

         SECTION 5.14 HAZARDOUS SUBSTANCES AND HAZARDOUS WASTES. Except as set forth on Schedule 5.14:

                  (a) HAZARDOUS MATERIALS DISPOSAL OR RELEASE. Purchaser does not have knowledge of any presence, disposal, releases, or threatened releases of any hazardous or toxic substance, material or waste which is regulated by any local, state or federal governmental authority (collectively, "Hazardous Materials") on, from or under any of the leased properties of Purchaser in violation of any applicable law. The terms "disposal", "release" and "threatened release" shall have the definitions assigned to them by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.,
Section 9601, et seq., as amended.

                  (b) HAZARDOUS MATERIALS USE OR STORAGE. During the time that Purchaser has leased its properties, to the best of Purchaser's knowledge, neither Purchaser nor any third party has used, generated, manufactured, or stored on, under, or about, the properties or transported to or from such properties, any Hazardous Materials in violation of any applicable law or regulation.

         SECTION 5.15 BROKERAGE AND FINDER'S FEES. There is no broker, investment banker or finder involved on behalf of or by Purchaser or any of its officers or directors, in connection with the transaction contemplated under this Agreement. To the extent of any such claims contrary to this representation, Purchaser shall be responsible for same.

         SECTION 5.16 INFORMATION. To the best knowledge, information and belief of Purchaser and Gallucio, the representations, warranties and statements contained in this Agreement or attached hereto as a Schedule with respect to Purchaser and the transactions contemplated herein contain no untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein not misleading. Purchaser and Gallucio do not know of any fact not known to the general public that will result in a material change in the business, operations, properties or assets of Purchaser, that has not been set forth in this Agreement or in the written information provided by Purchaser to MRG or the Sellers in connection with this Agreement.

                                   ARTICLE VI
                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

         The Closing shall not take place unless all of the following conditions not waived by Purchaser have been fulfilled before, or will be fulfilled on, the Closing Date.

         SECTION 6.1 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES. All the representations and warranties of MRG and the Sellers contained in this Agreement shall be true and accurate in all material respects on the Closing Date with the same material effect as if made on the Closing Date.

         SECTION 6.2 PERFORMANCE OF COVENANTS AND AGREEMENTS. All of the covenants and agreements of MRG and the Sellers contained in this Agreement and required to be performed before the Closing Date shall have been performed in all material respects.

         SECTION 6.3  APPROVALS.

                  THIRD PARTIES; REGULATORY BODIES. All notices to, declarations of filing with and authorizations, consents, orders, registrations, or approvals ("Approvals") from, third parties and governmental agencies (copies of which shall be provided to the other parties) required to complete the transactions contemplated or planned pursuant to this Agreement or necessary to maintain in full force and effect all agreements under which MRG operates or is bound shall have been delivered, made or obtained.

         SECTION 6.4 DELIVERY OF DOCUMENTS BY MRG. Purchaser shall have received on or prior to the Closing Date copies of all stock books, minute books, tax returns, financial records, and all material agreements, records and documents pertaining to the business and organization of MRG.

         SECTION 6.5 ADVERSE CHANGES. No material adverse changes shall have occurred in the financial condition, working capital, assets, liabilities, reserves, business, sales, customer list, operations, or prospects or MRG since the date of the financial statements contained in Schedule 3.4.

         SECTION 6.6 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body has been instituted or threatened which questions the validity or legality of the transactions planned under this Agreement or which, if successfully asserted, would otherwise have a material adverse effect on the conduct of MRG's business assets or on its properties, or would impose any material imitation on the ability of Purchaser effectively to exercise full rights of ownership of MRG or the assets or business of MRG.

                                   ARTICLE VII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS

         The Closing shall not take place unless all of the following conditions not waived by the Sellers have been fulfilled before, or will be fulfilled on, the Closing Date:

         SECTION 7.1 CORRECTIVENESS OF REPRESENTATIONS AND WARRANTIES. All the representations and warranties of Purchaser and Gallucio contained in this Agreement shall be true and accurate in all material respects on the Closing Date with the same material effect as if made on the Closing Date, and MRG shall have received a certificate to that effect dated the Closing Date and executed by the President of Purchaser and Gallucio.

         SECTION 7.2 PERFORMANCE OF COVENANTS AND AGREEMENTS. All of the covenants and agreements of Purchaser contained in this Agreement and required to be performed before the Closing Date shall have been performed in all material respects, and the Sellers shall have received a certificate to that effect dated the Closing Date executed by the President of Purchaser.

         SECTION 7.3 RESOLUTIONS OF PURCHASER. All action required to be taken by the Board of Directors of Purchaser to authorize the execution, delivery and performance of this Agreement and the completion of the transactions planned under this Agreement have been duly and validly taken by the Board of Directors and shareholders of Purchaser.

         SECTION 7.4 APPROVALS. The requisite approval of the Shareholders of Purchaser has been obtained, and the other notices, declarations, filings, authorizations, consents, orders, and approvals referred to in Section 7.3 (copies of which shall be provided to the other parties) have been delivered, made or obtained.

         SECTION 7.5 ADVERSE CHANGES. No material adverse changes shall have occurred in the financial condition, working capital, assets, liabilities, reserves, business, operations, or prospects of Purchaser taken as a whole since the date of Purchaser's financial statements listed in Schedule 5.4.

         SECTION 7.6 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body has been instituted or threatened which questions the validity or legality of the transactions planned under this Agreement or which, if successfully asserted, would otherwise have a material adverse effect on the conduct of Purchaser's business assets or on its properties.

         SECTION 7.7   AFFIRMATIVE ACTION BY PURCHASER; COVENANTS.

                  (a) On or prior to closing Purchaser shall have completed the following:

                  (1)  Be in full compliance with all SEC requirements;

                  (2) Obtained the resignations of each of the officers and directors of Purchaser and elected the following individuals in their stead:

        Edward T. Whelan     Chief  Executive  Officer,  Vice  President,
                                Secretary, Treasurer and Chairman of  the
                                Board of Directors
        Ethan D. Hokit       President, Chief Operating Officer and Director

                  (3) Filed with the State of New York such documents necessary to effect the change of Purchaser's name to "Military Resale Group, Inc." and obtained requisite board and shareholder approval in connection therewith.

                  (b) Purchaser hereby acknowledges that MRG has delivered to Purchaser a true and correct copy of that certain Option Agreement dated August 1, 2001 by and between MRG and Ronald Steenbergen, a consultant to MRG, pursuant to which MRG granted to Mr. Steenbergen an option to purchase 1,000,000 shares of MRG's common stock, $0.01 par value, exercisable, in whole or in part, for 1 year at an exercise price of $0.50 per share (the "Option Agreement"). Purchaser hereby expressly agrees to assume the rights and obligations of MRG under the Option Agreement and, to issue shares of Purchaser Stock in substitution for shares of MRG's common stock in accordance with the terms of the Option Agreement.

                                  ARTICLE VIII
                                   TERMINATION

         In the event that either Purchaser or the Sellers shall refuse to close the transactions contemplated in this Agreement by reason of the failure of any condition precedent to closing set forth in Articles VI and VII (absent waiver by the applicable party thereunder), then this Agreement shall terminate and neither party shall have any obligation or liability to the other hereunder by reason of any provision hereof or any actions taken in contemplation or anticipation of the Closing.

                                   ARTICLE IX
                                 INDEMNIFICATION

         SECTION 9.1 INDEMNIFICATION BY PURCHASER AND GALLUCIO. Purchaser and Gallucio, jointly and severally, agree to indemnify, defend and hold harmless the Sellers, MRG and their respective directors, officers, employees, agents, counsel, successors and assigns from and against losses, liabilities, obligations, damages (whether actual, punitive or consequential), deficiencies, costs or expenses, including without limitation interest, penalties and reasonable attorneys' fees and disbursements of any of the foregoing persons or entities, arising from, asserted against or associated with:

                  (a) a breach of any representation or warranty made by Purchaser or Gallucio herein;

                  (b) failure by Purchaser to perform any covenant, obligation or agreement made herein; or

                  (c) the conduct of Purchaser's business prior to the Closing, including but not limited to, the failure to pay any property or other tax owing by Purchaser due to Purchaser's prior operations.

         SECTION 9.2 TERMINATION OF INDEMNIFICATION. An Indemnified Party shall not be entitled to indemnification for any loss, damage or expense unless the right to such indemnification is asserted on or before the fifth (5th) anniversary of the date of the Closing, except that if there then shall be pending any such assertion, dispute, claim, proceeding or action under this
Agreement, the Indemnified Party shall continue to have the right to indemnification with respect to such pending assertion, dispute, claim, proceeding or action.

                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.1   CONSTRUCTION.

                  10.1.1 WORDS. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include the masculine, feminine and neuter gender.

                  10.1.2 CROSS-REFERENCES. References in this Agreement to any Article shall include all Sections, Subsections, and Paragraphs in such Article; references in this Agreement to any Section shall include all Subsections and Paragraphs in such Section; and references in this Agreement to any Subsection shall include all Paragraphs in such Subsection.

         SECTION 10.2 SEVERABILITY. If any part of this Agreement for any reason shall be declared invalid, such invalidity shall not affect the validity of any remaining portion, which shall remain in full force and effect.

         SECTION 10.3 FURTHER ASSURANCES. Each party shall, at the expense of the other party, furnish, execute and deliver such documents, instruments, certificates, notices or other further assurances as the other party may reasonably require as necessary or appropriate to effect the purposes of this Agreement or to confirm the rights declared or arising hereunder.

         SECTION 10.4 REPRESENTATIONS, WARRANTIES, COVENANTS AND OBLIGATIONS. The representations and warranties (all of which are made as of the Closing
Date), and the covenants, agreements and obligations of the parties contained in this Agreement shall be true and correct in all material respects and have effect as of the Closing Date. The statements contained in any certificate or other instrument delivered by or on behalf of any party at Closing shall be deemed representations and warranties or covenants and agreements, as the case may be, hereunder.

         SECTION 10.5 EXPENSES. Each party hereto will pay its own expenses incident to this Agreement and the transactions contemplated hereby.

         SECTION 10.6 BENEFIT. Except as otherwise expressly set forth herein , no person who is not a party to this Agreement shall have any rights or derive any benefit hereunder.

         SECTION 10.7 SCOPE AND MODIFICATION. This Agreement, constitutes the entire agreement between the parties and supersede all prior oral or written agreements or understandings of the parties with regard to the subject matter hereof, including but not limited to that certain Plan and Agreement of Merger dated as of October 15, 1999 by and among MRG and the Purchaser. No interpretation, change, termination or waiver of any provision hereof shall be binding upon a party unless in writing and executed by the other party. No modification, waiver, termination, rescission, discharge or cancellation of any right or claim under this Agreement shall affect the right of any party hereto to enforce any other claim or right hereunder.

         SECTION 10.8 DELAYS OR OMISSIONS. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to a party hereunder, upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         SECTION 10.9 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, executors and administrators of the parties hereto. It is contemplated that Purchaser may assign this Agreement to a subsidiary corporation yet to be formed.

         SECTION 10.10 HEADINGS. Article, Section, and Subsection headings of this Agreement are for convenience only and are not to be construed as part of this Agreement or as defining or limiting in any way the scope or intent of the provisions hereof.

         SECTION 10.11 GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted in accordance with and governed by the laws of New York and the United States, without giving effect to the doctrine of conflict of laws.

         SECTION 10.12 NOTICES. Any notice under this Agreement shall be in writing and shall be delivered by personal service or by United States certified or registered mail, with postage prepaid, addressed to a party at the address set forth beneath its name, below, or at such other address as one party may give notice of to the other party.

         SECTION 10.13 DUPLICATES. This Agreement may be executed in one or more counterparts, each of which shall constitute an original document.

         SECTION 10.14  FINDERS' FEES.

                  10.14.1 SELLER. The Sellers, jointly but not severally, represent and warrant to Purchaser that they have not retained a finder or broker in connection with the transactions contemplated by this Agreement, and hereby agree to indemnify and to hold Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Sellers, or any of their representatives, are responsible.

                  10.14.2 PURCHASER. Purchaser represents and warrants to the Sellers that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the Sellers harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its representatives, is responsible.

         SECTION 10.15 SURVIVAL. All representations, warranties and covenants (except Purchaser's and Gallucio's indemnification under Sections 9.1 and 9.2 which shall survive in accordance with the terms therein) made in this Agreement or pursuant hereto, and the right to claim Indemnifications provided herein with respect thereto shall survive for one (1) year after the closing of the transactions contemplated by this Agreement. Purchaser's indemnification under Sections 9.1 and 9.2 shall survive any assignment by Purchaser of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first-above written.

                                        PURCHASER:
                                        BACTROL TECHNOLOGIES, INC.


                                        By:
                                        ----------------------------------------
                                        Name: Guy Gallucio
                                        Title: President


                                        ----------------------------------------
                                        Guy Gallucio, personally but solely with
                                            respect to Articles V and VI


                                        MILITARY RESALE GROUP, INC., SOLELY WITH
                                        RESPECT TO ARTICLES III AND IV.


                                        By:
                                        ----------------------------------------
                                        Name: Ethan D. Hokit
                                        Title: President

                                    EXHIBIT A

                                 (SEE ATTACHED)

                              SELLER SIGNATURE PAGE

This Seller Signature Page constitutes (i) a signature page to, and part of, that certain Stock Purchase Agreement, dated and effective as of October 10, 2001 (the "Agreement"), by and among THE SHAREHOLDERS OF MILITARY RESALE GROUP, INC., a Maryland corporation ("MRG"), WHO EXECUTE A SELLER SIGNATURE PAGE TO THE AGREEMENT IN THE FORM OF EXHIBIT A THERETO (each a "Seller"), BACTROL
TECHNOLOGIES, INC., a New York corporation or assigns ("Purchaser"), and GUY GALLUCIO, an individual and officer of Purchaser, for the purposes of Articles V and VI only, and MRG, for the purposes of Articles III and IV only, and (ii) the agreement of the undersigned to become a party to, and be bound by the terms and provisions of the Agreement.

FOR INDIVIDUALS ONLY:

SELLER:                                Name:
                                            ------------------------------------

                                       -----------------------------------------
                                       (Please sign above)
                                       No. of shares sold:
                                                          ----------------------
                                       Address:
                                               ---------------------------------

                                       -----------------------------------------
                                       Social Security No.:
                                                           ---------------------


FOR BUSINESS ENTITIES ONLY:

SELLER:                                Name:
                                            ------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
                                       No. of shares sold:
                                                          ----------------------
                                       Address:
                                               ---------------------------------
                                       Tax Identification No.:
                                                              ------------------